UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

PLASTINUM CORP.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

PLASTINUM CORP.
c/o 245 Park Avenue
New York, New York 10167

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held June 8, 2007

               NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Plastinum Corp., a Delaware corporation (the “Company”), will be held on June 8, 2007, at 9:00am, New York time, at the office of Westerman Ball Ederer Miller & Sharfstein, LLP, 170 Old Country Road, Suite 400, Mineola, New York 11501, for the following purposes:

1.	The election of each of Jacques Mot and Marcel Rokegem to our Board of Directors to serve until the next Annual Meeting and until his successor is elected and qualified;

2.	The approval of the amendment of our Certificate of Incorporation to change the name of the Company to Plastinum Polymer Technologies Corp.; and

3.	The ratification of the appointment of Russell Bedford Stefanou Mirchandani LLP as our independent registered public auditors for the fiscal year ending December 31, 2007.

               Stockholders of record at the close of business on May 17, 2007 are entitled to notice of and to vote at the meeting and any adjournments.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, in order that as many shares as possible may be represented at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.

Sincerely,

Dated: May __, 2007	Jacques Mot Chairman, President and Chief Executive Officer

PLASTINUM CORP.
c/o 245 Park Avenue
New York, New York 10167

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
June 8, 2007

GENERAL INFORMATION

General

The accompanying proxy is solicited by and on behalf of the Board of Directors of Plastinum Corp., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Westerman Ball Ederer Miller & Sharfstein, LLP, 170 Old Country Road, Suite 400, Mineola, New York 11501, on June 8, 2007, at 9:00 a.m., New York time, and at any and all adjournments thereof. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting to Stockholders.

This proxy statement and the accompanying proxy are first being sent to the stockholders of the Company on or about May __, 2007. A copy of the Company's 2006 Annual Report on Form 10-KSB (as amended) for the year ended December 31, 2006 is enclosed herewith, together with a copy of the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007.

Cost of Solicitation

               The expenses of mailing this Proxy Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents that now accompany or may in the future supplement it.

Stockholders Entitled to Vote

Pursuant to the By-Laws of the Company, the Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the meeting as the close of business on May 17, 2007. Accordingly, only stockholders of record at the close of business on such date will be entitled to vote at the meeting, notwithstanding any transfer of any stock on the books of the Company thereafter.

At the close of business on May 17, 2007, the Company had outstanding _____________ shares of Common Stock, $.01 par value per share (the "Common Stock"), each of which entitled the holder to one vote. There were no issued shares held by the Company in its treasury.

Required Vote

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. The election of directors nominated will require the vote, in person or by proxy, of a plurality of all shares entitled to vote at the Annual Meeting.   All other matters will require the approval of holders of a majority of the outstanding shares of Common Stock. Proxies marked as abstaining (including proxies containing "broker non-votes") on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. A "broker non-vote" occurs when a broker holds shares of Common Stock for a beneficial owner and does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If a quorum is present, abstentions will have no effect on the election of directors or the proposal for the ratification of the reappointment of auditors.

A proxy may be revoked by the stockholder at any time prior to its being voted. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Company, Attn: President, of a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

If a proxy is properly signed and is not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the stockholder. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of the election as director of the nominees listed on the following pages, in favor of Proposals 2 and 3 and as recommended by the Board of Directors with regard to all other matters, or if no such recommendation is given, in their own discretion. Votes are tabulated at the Annual Meeting by inspectors of election.

Dissenters’ Right of Appraisal

               There is no proposal to be voted upon at the Annual Meeting for which Delaware law, our certificate of incorporation or bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder’s shares. Therefore, our stockholders do not have dissenters’ rights with respect to the proposals to be voted upon by the stockholders as described in this proxy statement.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, certain information, as of March 31, 2007, regarding beneficial ownership of our common stock by:

-	each stockholder known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of our common stock;
-	each of our directors;
-	each of the named executive officers; and
-	all of our current executive officers and directors as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class (1)
Jacques Mot(2)	39,572,076	42.3%
Marcel Rokegem	50,000	* %
Robert Scherne	95,923	* %
Lombard Odier Darier Hentsch & CIE(3) Rue de La Coraterie 11 1204 Geneva, Switzerland	10,000,000	10.4%
Alfons de Maeseneir(4) Brusselsesteenweg 57 Lebbek, Belgium B-9280	11,379,000	11.7%

All executive officers and directors as a group (3 persons)	39,717,999	42.4%
 * less than 1%

(1)
Shares of common stock subject to warrants or other instruments currently exercisable or exercisable within 60 days of the date hereof are deemed outstanding for computing the number of shares beneficially owned and the percentage of outstanding shares of the class held by a person holding such warrants, but are not deemed outstanding for computing the percentage of any other person.

(2)
Consists of (i) 400,000 shares issuable upon conversion of a $200,000 convertible loan made by Mr. Mot on July 10, 2006, (ii) immediately exercisable warrants to purchase an additional 400,000 shares of common stock at an exercise price of $0.50 per share and (iii) 38,772,076 shares of common stock issued and outstanding as of March 31, 2007. Does not include unvested options issued to Mr. Mot to purchase 3,000,000 shares of common stock.

(3)	Consists of 6,430,000 shares of common stock issued and outstanding as of March 31, 2007 and immediately exercisable warrants to purchase 3,570,000 shares at an exercise price of $0.35 per share.

(4)	Includes immediately exercisable warrants to purchase 4,127,000 shares of common stock at a purchase price of $0.35 per share

PROPOSAL 1
ELECTION OF DIRECTORS

Pursuant to our By-laws, our Board of Directors shall consist of not less than one (1) nor more than twenty (20) members, the exact number of which shall be fixed from time to time by the Board of Directors. The Board of Directors has fixed the number of Directors constituting the entire Board at two (2). Each Director elected by the stockholders’ actions will serve until the Company's next Annual Meeting and until his successor is duly elected and qualified.

               Directors are elected by a plurality of the votes cast by the shares entitled to vote. “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, have no effect on the election of directors.

               Set forth below is biographical information for the persons elected by the Written Consent to the Board of Directors including information furnished by them as to their principle occupations at present and for the past five years, certain directorships held by each, their ages as of May __, 2007 and the year in which each director became a director of the Company.

There are no family relationships between any nominee and/or any executive officers of the Company.

The Board of Directors has determined that Marcel Rokegem is “independent” as that term is defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Unless instructed otherwise, the enclosed proxy will be voted FOR the election of the nominees named below. Voting is not cumulative. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies may, in their discretion, determine. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees named below.

Directors, Executive Officers, Control Persons and Nominees

               Biographical information regarding each of our current directors, nominees, executive officers and significant employees is shown below.

Name	Age	Position and Offices with the Company
Jacques Mot	50	Chairman of the Board of Directors (nominee), President and CEO
Marcel Rokegem	57	Director (nominee)
Robert Scherne	50	Chief Financial Officer

Jacques Mot served as the Chairman of the Board, President and CEO for New Generation Holdings, Inc., of which the Company had been an approximately 94% owned subsidiary of prior to February 20, 2007 (“NGH”), and of the Company from April of 1999 to January 24, 2000 and again from February 2002 until the present. Mr. Mot was also a Director of Argenta & Magnum Management Company Ltd. - - Gibraltar, a company that was engaged in providing financial advisory services. From 1987 to 1992, Mr. Mot was the General Manager and Director of Iesa Investissements S.A., a portfolio management and investment company, where he handled portfolio and investment management on a confidential basis. Mr. Mot attended the University of Lausanne, Switzerland studying economics from 1976-1979.

Marcel Rokegem has served as a Director of NGH and Plastinum since 1999. As of 1991 he acted as an independent investment consultant. From 1987 to 1991 he was co-founding partner and director of Euro Suisse Securities, a member of the London Stock Exchange. From 1982 to 1987 he was co-founding partner and director of Jesup and Lamont International, an affiliate of Jesup and Lamont Securities Co., a member of the New York Stock Exchange and one of the oldest Wall Street firms. Prior to that Mr. Rokegem was partner in charge of the international department of Biard, Hombergen, Pringiers and Co., a member of the Brussels Stock Exchange. He started his career with Kredietbank in Brussels where he was responsible for international equity trading and sales. He attended the Antwerp Jesuit University where he studied AES (Applied Economic Science). He is a diploma holder from I.S.M.A. and is an officially recognized insurance consultant.

Robert Scherne has provided his services as the interim Chief Financial Officer of NGH and Plastinum since February 2006 on a leased basis through Robert C. Scherne, CPA, PC, a company that specializes in providing financial management personnel to businesses on a temporary basis. Mr. Scherne has been the principal of Robert C. Scherne, CPA, PC, since March 2003. Prior to that, Mr. Scherne was employed as an accountant by Merdinger, Fruchter Rosen and Company from December 1993 to December 2002; by Louis Sturz & Co. and its successor firm Grossman, Russo & Shapiro from July 1986 until November 2002; and by L.H. Frishkoff &Co. and its successor firm A. Uzzo &Co. from July 1978 to June 1986. Mr. Scherne holds a Bachelors of Business Administration degree in Accounting from Pace University (New York City), and is an active member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Certain Relationships and Related Transactions

We entered into a Debt Exchange Agreement with our president and chief executive officer, Jacques Mot and New Generation Holdings, Inc., which owned approximately 94% of our common stock prior to February 20, 2007 (“NGH”), dated as of December 7, 2005. Pursuant to the Debt Exchange Agreement, NGH issued Mr. Mot a Convertible Promissory Note in the original principal amount of $753,304 representing outstanding amounts owed to him under his Consulting Agreement through December 31, 2004. The Convertible Promissory Note bore interest at a rate of 10% per annum, was payable on demand and was convertible at the option of Mr. Mot into shares of NGH Preferred Stock, or into shares of Plastinum Preferred Stock, subject to stockholder approval of the "spin off" of Plastinum. The conversion rate under the note was $1.507 per share of Preferred Stock (whether NGH or Plastinum) and each share of Preferred Stock was convertible into 73 shares of Common Stock subject to adjustment for stock splits, stock dividends or similar transactions.

On July 10, 2006, the Company, Mr. Mot, and NGH entered into an Election to Convert and Amendment to Debt Exchange Agreement which amended the Debt Exchange Agreement dated as of December 7, 2005. Pursuant to the Election to Convert and Amendment to Debt Exchange Agreement, Mr. Mot converted the outstanding principal and accrued interest under the Convertible Promissory Note issued by NGH to Mr. Mot in the approximate outstanding balance of $796,645 into 528,629.58 shares of NGH Series A Preferred Stock. On February 16, 2007, the Series A Preferred Stock automatically converted into 38,672,076 shares of NGH Common Stock upon the filing of an Amendment to NGH’s Certificate of Incorporation increasing the number of authorized shares of NGH’s Common Stock to 150,000,000 shares. On February 20, 2007, with the effectiveness of the "spin-off" of Plastinum to NGH’s stockholders, Mr. Mot also received the same number of shares of common stock of Plastinum.

On March 31, 2005, NGH issued to WBEMS 2005, LLC a warrant (the “Warrant”) to purchase 200,000 shares of NGH common stock and pursuant to a Joinder Agreement dated June 2, 2006, the Warrant may now be exercised for 200,000 shares of our common stock as well. The Warrant is exercisable for a period of three years at an exercise price of $0.25 per share. WBEMS 2005, LLC is 100% owned by the principals of our outside legal counsel, Westerman Ball Ederer Miller & Sharfstein, LLP (“WBEMS”), and the warrant was issued at the approximate fair market value as additional compensation for legal services rendered. As of March 30, 2007, affiliates of WBEMS owned 125,253 shares of our common stock in addition to the Warrant.

On July 10, 2006, Plastinum entered into a Convertible Loan Agreement with Mr. Jacques Mot and a third party pursuant to which Plastinum borrowed an aggregate of $500,000, of which $200,000 was from Mr. Mot. The loans are convertible into an aggregate of 1,000,000 shares of Plastinum Common Stock. If not converted earlier, the notes mature on May 31, 2010. In addition, the lenders received warrants to purchase an aggregate of 1,000,000 shares of Plastinum common stock at an exercise price of $.50 per share. On March 14, 2007, the warrants held by the third party were exercised, resulting in the issuance of 600,000 shares of our common stock and proceeds to us of $300,000.

As of December 31, 2006, Plastinum received advances from Mr. Jacques Mot aggregating $457,720 for working capital purposes. The advances are non-interest bearing.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and the rules and regulations of the SEC thereunder require our directors, executive officers and persons who own beneficially more than 10% of our common stock to file reports of ownership and changes in ownership of such stock with the SEC. Based solely upon a review of such reports, we believe that all our directors, executive officers and 10% stockholders complied with all applicable Section 16(a) filing requirements during the last fiscal year.

Information Regarding the Board of Directors and Its Committees

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors currently has, and appoints the members of, a standing Compensation Committee.  The sole current member of the Compensation Committee is Marcel Rokegem.

AUDIT COMMITTEE

The Board has not yet established an Audit Committee.
COMPENSATION COMMITTEE

The Compensation Committee is responsible for the performance review of the Chief Executive Officer, who in turn reviews other members of senior management (currently only one) and makes recommendations regarding compensation levels. Compensation strategy is tied to performance, productivity, operating results and market competitiveness. The Compensation Committee’s duty is to periodically review compensation levels for competitiveness and reasonableness as compared to industry peers and competitors from information gathered by external sources. Due to the Company's limited operations and financing and its limited number of compensated officers, the Compensation Committee did not meet during the fiscal year ended December 31, 2006.

NOMINATING COMMITTEE

The Board of Directors does not presently have a standing nominating committee. Given the Company's limited operations and financing, the Board believes that such a committee is not necessary. Mr. Mot has been attempting to identify and attract qualified candidates to serve on the Company's Board, but to date, he has been unable to attract interest in serving on the Company's Board from any additional qualified candidates.

DIRECTORS' ATTENDANCE AT MEETINGS OF THE BOARD OF DIRECTORS

Due to the Company's limited operations and financing and the limited size of the Board, the Board of Directors did not meet in the fiscal year ended December 31, 2006 and took all actions by unanimous written consent.

Currently, however, it is anticipated that the Board will establish a compensation program for Directors that will enable the Company to attract and retain qualified Directors.

DIRECTORS' ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

Members of the Board of Directors will not be required to attend the Company's Annual Meeting of Stockholders.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholder communications to the Board of Directors may be sent by mail addressed to the Board of Directors generally, or to a member of the Board of Directors individually, c/o Jacques Mot, 245 Park Avenue, New York, NY 10167. All communications so addressed will be immediately forwarded to the Board of Directors or the individual member of the Board of Directors, as applicable.

CODE OF ETHICS

We have not yet adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions as we have not had the financial resources to do so and our businesses has until recently been dormant.

REPORT OF THE AUDIT COMMITTEE

The Board has not yet established an Audit Committee.

Executive and Director Compensation

SUMMARY COMPENSATION TABLE

The following table sets forth the cash and non-cash compensation for awarded to or earned by (i) each individual serving as our chief executive officer during the fiscal year ended December 31, 2006 and (ii) each other individual that served as an executive officer at the conclusion of the fiscal year ended December 31, 2006 and who received in excess of $100,000 in the form of salary and bonus during such fiscal year (collectively, the “named executive officers”).

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Jacques Mot	2006	283,500	-	-	120,134(1)	-	-	-	403,634
Chief Executive	2005	243,000	-	-	-	-	-	-	243,000
Officer

Patrick Sulzer(2)	2006	91,377	-	-	120,134(1)	-	-	-	211,511
Chief Operating	2005	96,500	-	-	-	-	-	-	96,500
Officer

(1) On July 12, 2006, Mr. Mot and Mr. Sulzer were each granted a five year option to purchase 3,000,000 shares of Plastinum common stock at an exercise price of $0.10 per share. The options vest over a three year period with 1,000,000 options vesting on the first, second and third anniversaries of the grant date. The option grant was valued using the Black Scholes option pricing model assuming a two year life, no expected dividend payments, a volatility of 136% and a risk free rate of 4.9%.

(2) As of March 27, 2007, Mr. Sulzer was no longer employed by us and the 3,000,000 options granted to him on July 12, 2006 were canceled.

EXECUTIVE EMPLOYMENT AGREEMENTS

NGH entered into a Consulting Agreement with Jacques Mot dated July 5, 2000 pursuant to which Mr. Mot receives $27,000 per month for his services to the Company. The Agreement has a one (1) year term with automatic renewal unless terminated by either party. As of January 1, 2005, Mr. Mot became an employee of NGH and Plastinum and he receives the same compensation as he received under his Consulting Agreement.

Pursuant to an engagement letter with Robert Scherne, CPA, P.C. dated February 10, 2006, NGH and Plastinum retained Robert Scherne as interim Chief Financial Officer on a consulting basis. Pursuant to the terms of the engagement letter, we pay Robert Scherne, CPA, P.C. at an hourly rate of $150 per hour, $90 of which is payable in cash and $60 of which is payable in restricted shares of NGH common stock. The amount of common stock due to Mr. Scherne is determined on a monthly basis by dividing $60 per billed hour by 50% of the average trading price of NGH common stock for the prior ninety days. Mr. Scherne's engagement may be terminated by either party upon notice to the other party. Mr. Scherne is also entitled to receive the number of shares of Plastinum common stock equal to the number of NGH shares earned at December 31, 2006 as a result of the spin off of Plastinum. As of January 1, 2007, Mr. Scherne will receive the equity portion of his compensation in the form of either NGH shares or Plastinum shares, depending upon his efforts for the two entities, utilizing the same formula described above.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Estimated Per Share Market Value at Grant Date if Greater than Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Jacques Mot	-	3,000,000	3,000,000	0.10	0.29	7/10/2011	-	-	-	-

Patrick Sulzer(1)	-	3,000,000	3,000,000	0.10	0.29	7/10/2011	-	-	-	-

(1) As of March 27, 2007, Mr. Sulzer was no longer employed by us and the 3,000,000 options granted to him on July 12, 2006 were canceled.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Marcel Rokegem	28,674	-	-	-	-	-	28,674

We do not currently have a compensation plan for members of our Board of Directors for service on our Board, but we expect that a compensation plan for Directors will be adopted in the future, and Directors are eligible to receive options under our existing stock option incentive plan.

PROPOSAL 2
AMENDMENT OF CERTIFICATE OF INCORPORATION OF THE COMPANY

               The Board of Directors of the Company unanimously adopted resolutions approving the amendment of the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter Amendment”), in order to change the name of the Company to Plastinum Polymer Technologies Corp., subject to the approval of the Charter Amendment by the stockholders at the Annual Meeting.

The Charter Amendment will be implemented by filing the Amendment to the Second Amended and Restated Certificate of Incorporation of the Company, the form of which is included as Exhibit A to this Proxy Statement, with the Secretary of State of the State of Delaware.

Reason for and Effect of the Proposal

The filing of the Charter Amendment will effect the change of the Company’s name to Plastinum Polymer Technologies Corp., which the Board of Directors believes more accurately represents the business of the Company than the Company’s current name.

Recommendation of Our Board of Directors

Our board of directors recommends a vote FOR the approval of the Charter Amendment to change the name of the Company to Plastinum Polymer Technologies Corp.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

               The Board of Directors has appointed the firm of Russell Bedford Stefanou Mirchandani LLP as the Company's independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2007, and recommends that stockholders vote for ratification of this appointment. Russell Bedford Stefanou Mirchandani LLP has audited the Company's financial statements since it was retained by the Company in May of 2001.

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

The following is a summary of the fees billed to Plastinum Corp. by Russell Bedford Stefanou Mirchandani LLP for professional services rendered for the fiscal years ended December 31, 2006 and 2005:

Fee Category	Fiscal 2006 Fees	Fiscal 2005 Fees
Audit Fees	$23,000	$18,375
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$23,000	$18,375

AUDIT FEES. Consists of fees billed for professional services rendered for the audit of New Generation Holdings, Inc.'s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Russell Bedford Stefanou Mirchandani LLP in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of New Generation Holding, Inc.'s consolidated financial statements and are not reported under "Audit Fees." There were no Audit-Related services provided in fiscal 2006 or 2005.

TAX FEES. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. There were no tax services provided in fiscal 2006 or 2005.

ALL OTHER FEES. Consists of fees for products and services other than the services reported above. There were no management consulting services provided in fiscal 2006 or 2005.

Audit Committee Pre-Approval Policies and Procedures

The Company currently does not have a designated Audit Committee, and accordingly, the Company's Board of Directors' policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Company's Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis.
Recommendation of Our Board of Directors

Our Board of Directors recommends a vote FOR ratification of the appointment of Russell Bedford Stefanou Mirchandani LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007.

OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no other matter to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the proxy on such matters in accordance with their judgment.

STOCKHOLDERS’ PROPOSALS AND NOMINATIONS

               Stockholder proposals to be presented at the 2008 Annual Meeting must be received by the Company on or before January 15, 2008 for inclusion in the proxy statement and proxy card relating to the 2008 Annual Meeting pursuant to SEC Rule 14a-8. Any such proposals should be sent via registered, certified or express mail to: 245 Park Avenue, New York, NY 10167, Attn: President.

OTHER INFORMATION

               Enclosed herewith and incorporated by reference herein is a copy of our Annual Report on Form 10-KSB for the Fiscal Year Ended December 31, 2006, filed March 6, 2007, and our Quarterly Report on Form 10-QSB for the three months ended March 31, 2007, filed on May __, 2007.

               We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information with the SEC. This Information Statement, our Annual Report on Form 10-KSB and all other reports filed by us can be inspected and copied at the public reference facilities at the SEC’s office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates or by calling the SEC at 1-800-SEC-0330. Such material may also be accessed electronically via the Internet, by accessing the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov.

Dated: May __, 2007

EXHIBIT A

FORM OF
CERTIFICATE OF AMENDMENT
OF THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PLASTINUM CORP.

Pursuant to Section 242
of the
General Corporation Law
of the State of Delaware

The undersigned, Jacques Mot, being the duly elected President of Plastinum Corp., a Delaware corporation ( the “Corporation”), does hereby certify as follows:
FIRST: The name of the corporation is Plastinum Corp.
SECOND: The Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by amending Article FIRST thereof to read in its entirety as follows:
“FIRST: The name of the Corporation is Plastinum Polymer Technologies Corp. (hereinafter referred to as the “Corporation”).”
THIRD: At a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth the proposed amendment of the Second Amended and Restated Certificate of Incorporation declaring said amendment to be advisable and directing that the proposed amendment be considered at the next annual meeting of the stockholders of the Corporation.
FOURTH: Thereafter, the next annual meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.
FIFTH: Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, I have signed this certificate on the ___ day of June, 2007.

____________________
Jacques Mot, President

PROXY FOR PLASTINUM CORP.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 8, 2007 OR ANY ADJOURNMENT THEREOF

The undersigned acknowledges receipt of the Proxy Statement and Notice, dated May __, 2007 of the Annual Meeting of Stockholders and hereby appoints Jacques Mot, with full power of substitution, the attorney, agent and proxy of the undersigned, to act for and in the name of the undersigned and to vote all the shares of Common Stock of the undersigned which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Plastinum Corp. (the “Company”) to be held June 8, 2007, and at any adjournment or adjournments thereof, for the following matters:

(1)    ☐ FOR all the following nominees (except as indicated to the contrary below):

Jacques Mot and Marcel Rokegem

to serve as directors of the Company (to serve until the next annual meeting)

To withhold authority to vote for an individual Nominee, write that Nominee's name on this line.______________________________________

(2)   To approve the amendment of the Company’s Certificate of Incorporation to change the name of the Company to Plastinum Polymer Technologies Corp.:

☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY (ABSTAIN)

(3)   To ratify the appointment of Russell Bedford Stefanou Mirchandani LLP as independent auditors of the Company for the fiscal year ending December 31, 2007:

☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY (ABSTAIN)

(4)   In their discretion, to transact business that properly comes before the meeting or any adjournment thereof.

☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY (ABSTAIN)

Your shares will be voted in accordance with your instructions. If no choice is specified, shares will be voted FOR the nominees in the election of directors, FOR the amendment of the Company’s certificate of incorporation changing the Company’s name, FOR ratification of the appointment of Russell Bedford Stefanou Mirchandani LLP as independent auditors of the Company and FOR the granting of discretion to the proxy holders to transact business that properly comes before the meeting or any adjournment thereof.

Individual:			Entity:

By:	or	By:
Name:
Title:
Date: ___________

Please sign, date and promptly return this proxy in the enclosed envelope. No postage is required if mailed in the United States. Please sign exactly as your name appears. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, guardian or trustee, please add your title as such. If executed by a corporation the proxy must be signed by a duly authorized officer, and his name and title should appear where indicated below his signature.

Name of Registered Holder: ______________________________

Number of shares entitled to vote at the Annual Meeting: _______________